UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2011
FedEx Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-15829	62-1721435

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (901) 818-7500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Amendments to Certificate of Incorporation and Bylaws. On September 26, 2011, the stockholders of FedEx Corporation approved an amendment to FedEx’s Second Amended and Restated Certificate of Incorporation to delete the provision that special meetings of stockholders may be called only by the Board of Directors (the “Charter Amendment”). The Board of Directors previously adopted amendments to FedEx’s Amended and Restated Bylaws to provide holders of 20% or more of FedEx’s common stock the right, subject to certain notice, information and other requirements, to call a special meeting of stockholders, which became effective upon the stockholders’ approval of the Charter Amendment (the “Bylaw Amendments”). The Charter Amendment and the Bylaw Amendments are effective as of September 26, 2011.
A brief summary of the amendments to FedEx’s Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws was included as part of Proposal 2 in FedEx’s definitive proxy statement filed with the Securities and Exchange Commission on August 15, 2011. The summary contained in the proxy statement is qualified by and subject to the full text of FedEx’s Third Amended and Restated Certificate of Incorporation (which reflects the Charter Amendment) and Amended and Restated Bylaws, as adopted and effective as of September 26, 2011 (which reflect the Bylaw Amendments).
The Third Amended and Restated Certificate of Incorporation and a copy marked to show changes from the Second Amended and Restated Certificate of Incorporation are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The Amended and Restated Bylaws, as adopted and effective as of September 26, 2011, and a copy marked to show changes from the prior Bylaws are attached hereto as Exhibits 3.3 and 3.4, respectively, and are incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
(a)	FedEx’s annual meeting of stockholders was held on September 26, 2011.

(b)	The stockholders took the following actions at the annual meeting:
Proposal 1: The stockholders elected twelve directors, each of whom will hold office until the annual meeting of stockholders to be held in 2012 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

	Votes	Votes		Broker
Nominee	For	Against	Abstentions	Non-Votes
Frederick W. Smith	246,552,633	8,187,403	217,081	26,300,310
James L. Barksdale	231,818,703	22,874,778	263,636	26,300,310
John A. Edwardson	244,776,830	9,910,358	269,929	26,300,310
Shirley Ann Jackson	214,839,481	39,863,048	254,588	26,300,310
Steven R. Loranger	231,268,634	23,404,518	283,965	26,300,310
Gary W. Loveman	251,005,378	3,688,535	263,204	26,300,310
R. Brad Martin	251,168,202	3,433,013	355,902	26,300,310
Joshua Cooper Ramo	250,669,561	4,016,395	271,161	26,300,310
Susan C. Schwab	248,648,245	6,069,216	239,656	26,300,310
Joshua I. Smith	247,099,920	7,524,881	332,316	26,300,310
David P. Steiner	248,526,965	6,166,418	263,734	26,300,310
Paul S. Walsh	244,531,187	10,099,341	326,589	26,300,310
Proposal 2: An amendment to FedEx’s Certificate of Incorporation in order to allow holders of 20% or more of FedEx’s common stock to call a special meeting of stockholders, subject to the provisions of FedEx’s Bylaws, was approved by stockholders. The tabulation of votes on this matter was as follows:
•	278,893,352 votes for (87.9% of the outstanding shares on August 1, 2011, the record date of the annual meeting)
•	1,998,410 votes against (0.6% of the outstanding shares on August 1, 2011, the record date of the annual meeting)
•	365,665 abstentions (0.1% of the outstanding shares on August 1, 2011, the record date of the annual meeting)
•	There were no broker non-votes for this item
Proposal 3: The Audit Committee’s designation of Ernst & Young LLP as FedEx’s independent registered public accounting firm for the fiscal year ending May 31, 2012 was ratified by stockholders. The tabulation of votes on this matter was as follows:
•	278,247,527 votes for (98.9% of the voted shares)
•	2,742,052 votes against (1.0% of the voted shares)
•	267,848 abstentions (0.1% of the voted shares)
•	There were no broker non-votes for this item
Proposal 4: The compensation of FedEx’s named executive officers was approved, on an advisory basis, by stockholders. The tabulation of votes on this matter was as follows:
•	245,516,629 votes for (96.3% of the voted shares)
•	9,016,132 votes against (3.5% of the voted shares)
•	424,356 abstentions (0.2% of the voted shares)
•	26,300,310 broker non-votes

Proposal 5: An annual advisory vote on executive compensation was approved, on an advisory basis, by stockholders. The tabulation of votes on this matter was as follows:
•	233,192,626 votes for every year (91.5% of the voted shares)
•	631,057 votes for every two years (0.3% of the voted shares)
•	20,552,671 votes for every three years (8.1% of the voted shares)
•	580,763 abstentions (0.2% of the voted shares)
•	26,300,310 broker non-votes
Proposal 6: A stockholder proposal requesting that the Board of Directors adopt a policy that the Chairman of the Board be an independent director who has not previously served as an executive officer of FedEx was not approved by stockholders. The tabulation of votes on this matter was as follows:
•	92,593,584 votes for (36.3% of the voted shares)
•	159,471,790 votes against (62.6% of the voted shares)
•	2,891,468 abstentions (1.1% of the voted shares)
•	26,300,585 broker non-votes
Proposal 7: A stockholder proposal requesting that senior executives be required to retain a significant percentage of stock acquired through equity pay programs until two years following termination of employment was not approved by stockholders. The tabulation of votes on this matter was as follows:
•	56,194,706 votes for (22.0% of the voted shares)
•	197,148,981 votes against (77.3% of the voted shares)
•	1,613,155 abstentions (0.6% of the voted shares)
•	26,300,585 broker non-votes
Proposal 8: A stockholder proposal requesting that FedEx publish a report, updated semi-annually, disclosing information about FedEx’s political contributions was not approved by stockholders. The tabulation of votes on this matter was as follows:
•	59,708,596 votes for (23.4% of the voted shares)
•	155,565,982 votes against (61.0% of the voted shares)
•	39,682,264 abstentions (15.6% of the voted shares)
•	26,300,585 broker non-votes
(d) As set forth above, a majority of the votes cast for Proposal 5 specified that future advisory votes on executive compensation should be held every year. In light of these results, the Board of Directors has determined to hold an annual stockholder advisory vote on executive compensation until the next advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than FedEx’s annual meeting of stockholders in 2017.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description

3.1	Third Amended and Restated Certificate of Incorporation of FedEx Corporation.

3.2	Third Amended and Restated Certificate of Incorporation of FedEx Corporation, marked to show amendments effective as of September 26, 2011.

3.3	Amended and Restated Bylaws of FedEx Corporation.

3.4	Amended and Restated Bylaws of FedEx Corporation, marked to show amendments effective as of September 26, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: September 28, 2011	By:	/s/ Christine P. Richards
Christine P. Richards
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Third Amended and Restated Certificate of Incorporation of FedEx Corporation.

3.2	Third Amended and Restated Certificate of Incorporation of FedEx Corporation, marked to show amendments effective as of September 26, 2011.

3.3	Amended and Restated Bylaws of FedEx Corporation.

3.4	Amended and Restated Bylaws of FedEx Corporation, marked to show amendments effective as of September 26, 2011.

E-1